UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                         ______________________________

       Date of report (Date of earliest event reported): November 1, 2004

                               AF FINANCIAL GROUP
             (Exact name of registrant as specified in its charter)


    FEDERALLY CHARTERED             0-24479                   56-2098545
     (State or other            (Commission File             (IRS Employer
     jurisdiction of                Number)               Identification No.)
     incorporation)

                               21 East Ashe Street
                    West Jefferson, North Carolina 28694-0026
               (Address of principal executive offices) (Zip Code)

                                 (336) 246-4344
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant to Rule 425 under the Securities Act(17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

      On November 1, 2004, AF Financial Group (the "Company") announced the appointment of Robert E. Washburn as President and Chief Executive Officer of the Company, effective November 1, 2004. Mr. Washburn was also elected to the Board of Directors on November 1, 2004, to serve until the 2005 annual meeting of shareholders. Mr. Washburn will not serve on any Board committees.

      Mr. Washburn, 46, most recently served as the City Executive at High Country Bank in Boone, North Carolina from January 2004 until May 2004, and as its Chief Credit Officer from September 1998 until December 2003. Earlier in his career, Mr. Washburn served in various commercial banking and management roles at First Union National Bank in Boone, North Carolina, Southern National Bank in Hickory, North Carolina, and Northwestern Bank in Hickory, North Carolina.

      Mr. Washburn holds a Bachelor of Science in Business Administration and a Masters of Business Administration from Appalachian State University in Boone, North Carolina.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS. The following exhibit is filed with this Report:


Exhibit No.      Description of Exhibit
-----------      ----------------------
99.1             Press release, dated November 1, 2004, announcing the
                 appointment of Robert E. Washburn as President and Chief
                 Executive Officer of the Company.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    AF FINANCIAL GROUP



                              By:      /s/ Melanie P. Miller
                                       ---------------------
                              Name:    Melanie P. Miller
                              Title:   Chief Financial Officer


Date: November 2, 2004

                                  EXHIBIT INDEX



Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release, dated November 1, 2004, announcing the
               appointment of Robert E. Washburn as President and Chief
               Executive Officer of the Company.